UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event):    March 4, 2010

Commission File No. 001-33399

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COMVERGE, INC.
(Exact name of registrant as specified in its charter)

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DELAWARE	22-3543611
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5390 Triangle Parkway, Suite 300
Norcross, Georgia 30092
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (678) 392-4954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Annual Bonus Awards for Fiscal Year Ended December 31, 2009

On March 4, 2010, the Compensation Committee of the Board of Directors of Comverge, Inc. (the “Company) approved annual cash bonuses and incentive equity awards with respect to Comverge's fiscal year ended December 31, 2009. The recipients of these annual bonuses included the named executive officers set forth below for Comverge's fiscal year ended December 31, 2009.

After reviewing Comverge's financial performance for fiscal 2009 and evaluating the annual bonus targets previously established for Comverge's management by the committee, the Compensation Committee approved annual bonuses for Comverge's fiscal year ended December 31, 2009, to various members of Comverge's management, including the named executive officers in the amounts set forth below opposite such individual's name. The annual bonuses included payments of cash, grants of restricted stock and grants of stock options.

Named Executive Officers	Position	Annual Cash Bonus Award	Restricted Stock Award (Shares) *	Stock Option Award (Shares) **
Michael D. Picchi	Executive Vice President and Chief Financial Officer	$140,486	8,143	48,856
Edward J. Myszka	Executive Vice President and Chief Operating Officer	$146,340	8,482	50,891
Matthew H. Smith	Executive Vice President and General Counsel	$122,926	7,125	42,749
Arthur Vos IV	Executive Vice President and Chief Technology Officer	$ 65,560	2,823	16,937

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*           Each of the shares of restricted stock is initially subject to a repurchase right in favor of Comverge. With continued service to Comverge, all of the shares of restricted stock set forth above shall vest, and the repurchase right shall lapse with respect to such shares, on March 4, 2013.

**           The exercise price of the stock options was set at $10.39 per share, which equals the closing price of Comverge's common stock traded on Nasdaq Global Market on March 4, 2010. The Compensation Committee also agreed to use the average volumetric stock price from January 1, 2010 through March 2, 2010 of $11.16 for determining the number of shares to award. With continued service to Comverge, all of the option shares set forth above shall vest in accordance with our Amended and Restated 2006 Comverge Long-term Incentive Plan and become exercisable in a series of sixteen successive quarterly installments, with the first installment vesting on June 4, 2010, and the final installment vesting on March 4, 2014. Each option award has a term of seven years from the date of grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By:          /s/ Michael Picchi
Name:     Michael Picchi
Title:       Executive Vice President and
                Chief Financial Officer
Dated:  March 8, 2010